---------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley                   Harold J. Schaaff, Jr.
Asset Management Inc. and Morgan Stanley                VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

---------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the three months ended March 31, 1998, the Portfolio had a total return of -1.24% for the Class A shares and -1.30% for the Class B shares, compared to a total return of -0.47% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of 20.76% for the Class A shares and 20.45% for the Class B shares, compared to 18.87% for the Index. From inception on February 24, 1995 through March 31, 1998, the average annual total return

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
----------------------------------------------------

                                            TOTAL RETURNS(2)
                                -----------------------------------------
                                               ONE       AVERAGE ANNUAL
                                   YTD        YEAR       SINCE INCEPTION
                                ---------  -----------  -----------------
PORTFOLIO--CLASS A............      -1.24%      20.76%          27.63%
PORTFOLIO--CLASS B............      -1.30       20.45           27.85
INDEX--CLASS A................      -0.47       18.87           22.24
INDEX--CLASS B................      -0.47       18.87           23.97

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

of the Class A shares was 27.63% compared to 22.24% for the Index. From inception on January 2, 1996 through March 31, 1998, the average annual total return of the Class B shares was 27.85% compared to 23.97% for the Index.

The first quarter of this year was a difficult one for the REIT industry. There appear to be several key issues that concerned investors and dampened returns. At the end of January, the Clinton administration put forth several proposals in its new budget that were specifically addressed at the REIT industry. In addition, the continued strength in the U.S. equity market has led the non-dedicated real estate investors to add funds to the broad market as opposed to the REIT sector. Finally, many observers are now calling for more moderate returns in the sector given the progress that the U.S. real estate market has made in the cycle and the notion that the stocks already reflect much of the good news expected from the properties.

Despite ending the quarter with only a modest decline, the REIT market had three distinct phases. In January, the market declined modestly in the face of a fairly somber equity market in which the various equity indexes provided mixed results. However, from the beginning of February through mid-March, the market faced a steep decline, falling almost 4%. These results appeared more dramatic in the face of a soaring equity market. The REIT market finally showed a recovery through the second half of March predominantly due to market calls by several key sell-side equity strategists who highlighted the fact that the relative average multiple of the S&P 500 versus the REIT market had achieved its greatest level of divergence. Based on a top-down analysis of earnings, the S&P is trading at a multiple that is 1.9 times greater that the REITs and on a bottom-up analysis that figure is 1.75 times. This compares to average premiums of 1.5 and 1.3 times for the top down and bottom up comparison throughout most of 1997.

The legislative issues prompted a great deal of debate and concern over the REIT market. Based upon our discussions and subsequent actions by Congress in March, we believe that the aim of the proposals is not to attack the fundamental structure of the REIT industry, rather the purpose is to limit abuses or inefficiencies available within the existing guidelines. Washington's stated preference is to work with the REIT community to solve these issues.

The issue that generated the greatest interest surrounded the grandfathered paired share REITs and thus only affects four public companies (and soon to be five based on Simon DeBartolos group's acquisition of Corporate Property Investors as described below). As we discussed last quarter, the paired share REITs had attracted a great deal of attention by virtue of their rapid growth and Starwood's prolonged battle with Hilton over ITT. The current proposal grandfathers the paired share REITs for all existing transactions, but going forward all new acquisitions must be compliant with the current REIT rules, thus eliminating their advantage in making acquisitions beyond the March cutoff date.

One area that was not addressed by a specific proposal is the paper clipped structure (which we discussed last quarter) which attempts to mirror the paired share structure through the creation of an additional C-corporation with a similar Board and management team. The potential for abuse was evidenced in the purchase of a public gaming company by Crescent Real Estate (as discussed below), which plans to place the assets at the REIT and the operating company at the paper clip. The key economic driver of the transaction is the elimination of taxes. Once again, the current message is that if a structure is deemed to be abusive then we may expect new proposals to shut down a REIT's ability to execute this strategy.

The exciting merger and acquisition environment that we discussed last quarter continued into the first quarter. The merger environment includes a continuation of friendly takeovers but two new variations include friendly takeovers of companies operating in other businesses as well as mergers of equals. A representative merger of equals transaction is the merger of Avalon Properties (an owner and developer of Northeast and mid-Atlantic apartments) with Bay Apartment Communities (a significant owner and redeveloper in the San Francisco bay area and other Pacific markets) to form Avalon Bay Communities. This new company will be comprised of all of the senior management of the two companies and plans to be the dominant player focusing on in-fill multifamily markets. In addition, there was the announcement of the combination of Security Capital Pacific (a multifamily owner in the Pacific) with Security Capital Atlantic (a multifamily owner in the Southeast) to form Archstone Communities--a branded national operator.

Generally, we are not highly supportive of mergers of equals. The stated advantages are heavily reliant on being big--which may result in a marginally better unsecured debt rating and an increased equity float. We question whether these modest advantages are outweighed by the management risks involved in the integration of two companies, the ability to effectively manage the larger entity as well as the added pressure to grow a larger company.

The hotel sector featured two deals involving mergers of a REIT and a C-Corp. to form a REIT which will own the combined entity's assets and a C-Corp. (the "paper clip") which will lease and manage the assets. In the first transaction, CapStar Hotels (a C-Corp. focused on renovating and reflagging full service hotels) merged with American General Hospitality (a REIT with a similar business plan). This transaction is the model paper clip in which senior management will participate in each company. The other deal involved Bristol Hotels (a C-Corp. focused on upgrading Holiday Inns) and Felcor Suites (a REIT focused on converting hotels to Embassy Suites). This transaction differs in that Felcor will own all of the assets and Bristol will lease all of the assets but there is no effective paper clip. These transactions are the result of the efficiency of owning real estate assets (and particularly hotel assets) in the REIT structure. Further evidence of this advantage is highlighted by the conversion of Rouse (a national owner of regional malls) from a C-Corp. to a REIT and the current plan that Host Marriott (a national owner of Marriott Hotels) will convert at the beginning of next year.

Meditrust Corporation's acquisition of LaQuinta Hotels and Crescent's purchase of Station Casinos were interesting both because they involved REITs purchasing public C-Corps for very hefty premiums over the companies' prevailing stock price and because in each case the economics of the deal were justified to a significant degree by the tax savings. In addition, these deals involved companies moving into an asset class in which they do not have any experience. Specifically, for Meditrust, one of the paired share REITs, their entry into the hotel business appeared to be the result of pressure on the company to justify paying over $200 million to attain the paired share structure last year. Crescent, which has opted for a multi-property strategy, entered the casino business at a hefty multiple through the use of the paper clip structure.

The other half of the acquisition story involves the purchase of significant private companies and private assets by the public REITs. Significant transactions included Simon DeBartolo Group agreeing to purchase both Retail Property Trust and Corporate Property Investors, two private REITs that own large portfolios of regional malls. These transactions ensure that Simon remains the largest regional mall REIT. Trammell Crow Residential, a private operator, sold their Midwestern business to a joint venture composed of Avalon Properties and Amli Residential, their Florida business to Merry Land and Investment, their West Coast business to BRE Properties and their Pacific Northwest operations to Avalon Properties. In the West Coast office market, two potential REIT IPOs were squashed when Arden Realty agreed to purchase Layton Belling (which had already filed a prospectus with the Securities and Exchange Commission) and Spieker Properties acquired Transpacific Development Company. On the large private asset acquisition front, Simon teamed up with Macerich Company to buy the IBM regional mall portfolio, Boston Properties purchased the Prudential Center in Boston and we are awaiting the naming of the winning bidder in the auction of the Embarcadero Center in San Francisco. These transactions provide evidence of the continuing trend of high quality assets moving from private hands into the public markets.

We have previously discussed the reopening of the market for initial public offerings given the arbitrage between valuations in the private markets and the public markets. This quarter featured an initial public offering by Cabot Industrial Trust, which, like AMB Property Corporation, is a former pension fund advisor turned REIT. The other large IPO was by Capital Automotive REIT, which intends to be a consolidator in the ownership of automotive dealerships. This IPO marked the continuance of a trend of new assets moving into the REIT format. Other planned REITs for new asset types in the second quarter include another prison REIT, a timber REIT and a REIT focused on the ownership of student housing.

As is customary at the beginning of each calendar year, analysts predict total returns for the upcoming year. In a report that received significant attention, a sell-side analyst downgraded the REIT sector from an outperformer to a market performer. The key thesis behind this adjustment relates to increasing amounts of capital driving the business toward its peak. These capital inflows have created cap rate compression (in other words increased prices achieved by sellers) and thus lower returns from new investments and also provide financing for new construction which inhibits future gains in occupancy and rental rates. Secondary issues include the idea that REIT pricing has become more efficient and the uncertainty created by the changes in the regulatory environment for REITs may dampen funds flow. Several analysts rebutted this downgrade by demonstrating that REITs have not been as cheap relative to the broad equity market during the modern REIT era as measured by relative earnings multiples (as described above). We do not believe that the two arguments are mutually inconsistent. It is true that it will be difficult for REIT returns to match those returns provided in the previous three years, which have averaged almost 25% per year. However, REITs do provide an investment in a separate asset class, which provides diversification to an investor. With regard to the property markets, we continue to see evidence of an emerging recovery in the area of new construction of real estate. We believe that a number of major asset classes have moved to equilibrium (defined by new supply being equal to the demand for new space). Specifically this includes the apartment, industrial and self-storage markets. We see limited evidence of oversupply at this point except for the limited service hotel business as well as multifamily markets in parts of the Southeast and Southwest. We continue to monitor the supply in both the office and upscale full-service hotel markets but believe that they are still not in equilibrium. However, certain suburban office markets are moving quickly toward equilibrium.

The largest change to the Portfolio was increasing our exposure to the office sector, particularly those companies focused on assets in central business district ("CBD") locations and Southern California. This decision was a result of both our belief that these markets are better protected from oversupply and from opportunistic purchases when the stocks declined. In the hotel sector we replaced our exposure to mid-market and extended stay hotels with companies focused on urban, upscale hotels, due to concerns of overbuilding. In addition, we reduced exposure to the health care REITs because we believe they have received the bulk of the benefit from the reduction in interest rates. Finally, we did take the opportunity during the decline in REIT stock prices to move a number of larger cap companies into the Portfolio. These companies feature strong management but traditionally had traded at premiums that were too significant to their underlying asset value to be included in the Portfolio.

Given the compression in cap rates (i.e., increase in prices) throughout the country in virtually every asset class, it is becoming clear that it will be difficult for REITs to add value purely through spread investing. This evolution places the onus on management to create value by operating their assets better and, on an external growth basis, the focus will be on redevelopment and ground-up development of assets. Although a select few companies have created significant development pipelines, a large number have been reluctant to engage in development particularly because it is difficult to receive value for this strategy within the context of an investor base that focuses on Funds from Operations (both development and the ownership of land will depress current earnings). We believe that there will be a new emphasis by investors to search out those companies that create value through development. Based on our valuation methodology, we analyze each company's development value and include it within our Net Asset Value model. As a result, the Portfolio currently contains exposure to companies with significant development or redevelopment of CBD office, suburban office, Class A multifamily, and regional mall properties.

Russell C. Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                         VALUE
         SHARES                                          (000)
---------------                                        ----------
COMMON STOCKS (94.6%)
 REAL ESTATE (94.6%)
   DIVERSIFIED (6.3%)
        336,800    Pacific Gulf Properties, Inc. REIT  $    7,725
        200,500    Pennsylvania REIT                        4,912
        654,898    Wellsford Real Properties, Inc.          9,496
                                                       ----------
                                                           22,133
                                                       ----------
   HEALTH CARE (4.0%)
        404,300    Nationwide Health Properties, Inc.
                    REIT                                   10,107
         96,100    Omega Healthcare Investors, Inc.
                    REIT                                    3,748
                                                       ----------
                                                           13,855
                                                       ----------
   LODGING AND RESORTS (9.2%)
        132,200    CapStar Hotel Co.                        4,586
        547,900    Host Marriott Corp.                     10,376
        401,200    John Q Hammons Hotels, Inc., Class
                    A                                       3,159
        262,637    Starwood Lodging Trust REIT             14,035
                                                       ----------
                                                           32,156
                                                       ----------
   INDUSTRIAL (2.2%)
        383,100    Prime Group Realty Trust REIT            7,662
                                                       ----------
   OFFICE/INDUSTRIAL (1.7%)
        151,500    Bedford Property Investors, Inc.
                    REIT                                    2,926
        111,000    Reckson Associates Realty Corp.          2,928
                                                       ----------
                                                            5,854
                                                       ----------
   OFFICE (28.4%)
        104,924    American Office Park Properties          2,833
        723,700    Arden Realty Group, Inc.                20,625
        335,100    Beacon Capital Partners, Inc. 144A       6,702
         38,200    Boston Properties, Inc.                  1,344
        147,300    Brandywine Realty Trust REIT             3,508
        425,454    Brandywine Realty Trust REIT 144A       10,131
        905,700    Brookfield Properties Corp.             14,466
        473,800    CarrAmerica Realty Corp. REIT           14,214
        456,227    Equity Office Properties Trust
                    REIT                                   13,972
        592,200    Great Lakes, Inc. REIT                  11,437
          5,500    Prentiss Properties Trust REIT             144
                                                       ----------
                                                           99,376
                                                       ----------
   OTHER (0.6%)
        589,684    Atlantic Gulf Communities Corp.          2,138
                                                       ----------
   RESIDENTIAL APARTMENTS (16.2%)
        267,100    Avalon Properties, Inc. REIT             7,746
        447,000    Bay Apartment Communities, Inc.
                    REIT                                   16,595

                                                         VALUE
         SHARES                                          (000)
---------------                                        ----------
        472,600    Essex Property Trust, Inc. REIT     $   16,216
         93,900    Irvine Apartment Communities, Inc.
                    REIT                                    2,958
        299,510    Security Capital Atlantic, Inc.
                    REIT                                    6,290
        279,300    Walden Residential Properties,
                    Inc. REIT                               7,052
                                                       ----------
                                                           56,857
                                                       ----------
   RESIDENTIAL MANUFACTURED HOMES (6.2%)
        560,552    Chateau Communities, Inc. REIT          16,676
        137,200    Manufactured Home Communities,
                    Inc. REIT                               3,550
         42,900    Sun Communities, Inc. REIT               1,491
                                                       ----------
                                                           21,717
                                                       ----------
   RETAIL STRIP CENTERS (8.2%)
        580,200    Burnham Pacific Property Trust
                    REIT                                    8,485
        460,800    Federal Realty Investment Trust
                    REIT                                   11,318
        176,300    Pan Pacific Retail Properties,
                    Inc. REIT                               3,856
          2,200    Ramco-Gershenson Properties Trust
                    REIT                                       45
        186,400    Regency Realty Corp.                     4,928
                                                       ----------
                                                           28,632
                                                       ----------
   RETAIL REGIONAL MALLS (9.4%)
        382,400    CBL & Associates Properties, Inc.
                    REIT                                    9,369
      1,296,400    Taubman Centers, Inc. REIT              16,934
        203,600    Urban Shopping Centers, Inc. REIT        6,719
                                                       ----------
                                                           33,022
                                                       ----------
   SELF STORAGE (2.2%)
        271,900    Shurgard Storage Centers, Inc.,
                    Series A REIT                           7,647
                                                       ----------
TOTAL COMMON STOCKS (Cost $308,925)                       331,049
                                                       ----------
PREFERRED STOCKS (0.8%)
 OFFICE (0.0%)
         33,150    Great Lakes, Inc. REIT 144A                 --
                                                       ----------
  RETAIL STRIP CENTERS (0.8%)
         80,600    First Washington Realty Trust,
                    Series A REIT                           2,672
                                                       ----------
TOTAL PREFERRED STOCKS (Cost $2,257)                        2,672
                                                       ----------

                                                         VALUE
         SHARES                                          (000)
---------------                                        ----------
CONVERTIBLE PREFERRED STOCKS (0.5%)
 OTHER (0.5%)
        107,021    Atlantic Gulf Communities Corp.     $    1,084
         75,765    Altantic Gulf Communities Corp.,
                    Series B                                  767
                                                       ----------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,828)            1,851
                                                       ----------

    NO. OF
   WARRANTS
---------------
WARRANTS (0.5%)
 INDUSTRIAL (0.4%)
        184,843    Meridian Industrial Trust, Inc.,
                    REIT, expiring 2/23/99                  1,432
                                                       ----------
 OTHER (0.1%)
        112,509    Atlantic Gulf Communities Corp.,
                    Class A, expiring 6/24/04                 127
        112,509    Atlantic Gulf Communities Corp.,
                    Class B, expiring 6/24/04                 127
        112,509    Atlantic Gulf Communities Corp.,
                    Class C, expiring 6/24/04                 127
                                                       ----------
                                                              381
                                                       ----------
TOTAL WARRANTS (Cost $300)                                  1,813
                                                       ----------

     FACE
    AMOUNT
     (000)
---------------
CORPORATE BOND (1.0%)
 OFFICE (1.0%)
$         2,934    Brookfield Properties Corp. 6.00%,
                    due 2/14/07 (Cost $2,278)               3,352
                                                       ----------
SHORT-TERM INVESTMENT (2.8%)
 REPURCHASE AGREEMENT (2.8%)
          9,659    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $9,661,
                    collateralized by U.S. Treasury
                    Bills, due 6/11/98, valued at
                    $9,964 (Cost $9,659)                    9,659
                                                       ----------

                                                         VALUE
                                                         (000)
                                                       ----------
TOTAL INVESTMENTS (100.2%) (Cost $325,247)             $  350,396
                                                       ----------
OTHER ASSETS AND LIABILITIES (-0.2%)
  Other Assets                                              4,733
  Liabilities                                              (5,300)
                                                       ----------
                                                             (567)
                                                       ----------
NET ASSETS (100%)                                      $  349,829
                                                       ----------
                                                       ----------

CLASS A:
NET ASSETS                                               $328,086
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 21,595,264 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $15.19
                                                       ----------
                                                       ----------

CLASS B:
NET ASSETS                                                $21,743
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,436,582 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $15.14
                                                       ----------
                                                       ----------

----------------------------------

REIT -- Real Estate Investment Trust